EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

In connection with the Quarterly Report of Toyota Motor Credit Corporation (the "Company") on Form 10-Q for the period ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chris Ballinger, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By	/S/ Chris Ballinger
Chris Ballinger
Senior Vice President and Chief Financial Officer
August 6, 2015

* A signed original of this written statement required by Section 906 has been provided to Toyota Motor Credit Corporation and will be retained by Toyota Motor Credit Corporation and furnished to the Securities and Exchange Commission or its staff upon request.